4Q 2018 Financial Highlights   January 18, 2019   (NYSE: STT)

2   This presentation includes certain highlights of, and also material supplemental to, State Street Corporation’s news release announcing its fourth quarter and full   year 2018 financial results. That news release contains a more detailed discussion of many of the matters described in this presentation and is accompanied by   detailed financial tables. This presentation is designed to be reviewed together with that news release, which is available on State Street’s website, at   http://investors.statestreet.com, and is incorporated herein by reference.   This presentation (and the conference call accompanying it) contains forward-looking statements as defined by United States securities laws. These statements   are not guarantees of future performance, are inherently uncertain, are based on assumptions that are difficult to predict and have a number of risks and   uncertainties. The forward-looking statements in this presentation speak only as of the time this presentation is first furnished to the SEC on a Current Report on   Form 8-K, and State Street does not undertake efforts to revise forward-looking statements. See “Forward-looking statements” in the Appendix for more   information, including a description of certain factors that could affect future results and outcomes.   Certain financial information in this presentation is presented on both a GAAP basis and on a basis that excludes or adjusts one or more items from GAAP. The   latter basis is a non-GAAP presentation. Refer to the Appendix for explanations of our non-GAAP financial measures and to the Addendum for reconciliations of   our non-GAAP financial information.   Preface and Forward-looking Statements

3   4Q18 & FY2018 highlights   All comparisons are to prior year periods unless noted otherwise   4Q18:   • New servicing business wins of ~$140B and new business yet to be installed of ~$385B   at quarter-end1   • Better positioned for CCAR 2019, with 11.5% CET1 and 7.2% T1L at quarter-end; and a   higher performing, less capital intensive investment portfolioA   • Continued NIM expansion and NII growth   FY2018:   • ROE of 12.2% and double-digit EPS growth   Financial   performance   4Q18:   • Revenue growth of 5% driven by strong NII, FX business and CRD contribution, offset by   weaker equity market levels and challenged industry conditions impacting servicing feesB   • Strong FX trading revenue driven by client volumes and volatility   • CRD generated a robust pre-tax margin on revenues of $121M   • Implemented new pricing governance and enhancing client coverage model   FY2018:   • Record new servicing business wins of ~$1.9T1   Revenue and   business metrics   4Q18:   • Launched comprehensive firm-wide expense savings program through 2019   – Repositioning charge of $223M, which will drive organizational efficiencies   – Aggressively managing down expenses driven by resource discipline and process re-   engineering & automation   FY2018:   • Delivered on commitment to keep 2H18 underlying expenses flat to 1H18 and achieved   Beacon net savings of ~$245MC   Expense   management   and Beacon   A CET1 ratio based on standardized approach. B The impact of the new revenue recognition standard contributed $67M to Total fee revenue relative to 4Q17. C 2H18   underlying expenses were flat to 1H18 underlying expenses excluding seasonal deferred incentive compensation for retirement-eligible employees of $148M in 1Q18.   Underlying expenses are calculated as GAAP expenses less notable items and CRD operating expenses and CRD-related intangible asset amortization. This is a non-GAAP   measure. Refer to endnote 2 for further details on underlying expenses.   Refer to the Appendix included with this presentation for endnotes 1 to 12.

4   Focused on realizing our vision with five key strategic priorities   Reignite servicing fee growth   Innovate to grow diversified revenue streams   Deploy the leading front-to-back office platform   Generate structural expense saves of 2–3%   annually through further efficiency and digitization   initiativesA   Foster a high-performing and leaner organization with   increased accountability   1   2   3   4   5   Delivering   results   through   focused   execution   Essential   partner   Leading platform with   a broad revenue mix   Technology-driven   scale provider   High-performing   organization   A Structural expenses include compensation and employee benefits, occupancy, other expenses, and certain transaction processing expenses. It does not include   reserves for repositioning or litigation-related activities or other similar-type expenses.   Vision Medium-term strategic priorities

5   4Q18 notable items   Repositioning charge:   Compensation and employee benefits $198   Occupancy $25   Total repositioning charge $223 $(0.43)   Acquisition and restructuring costs (net) $24 $(0.04)   Business exit: Channel Islands $24 $(0.05)   Legal and related $50 $(0.12)   Total notable items $321 $(0.64)   ($M, except EPS data)   4Q18   Pre-tax   EPS   Impact   Repositioning charge of $223M   • Reduce senior management by 15% and compressing   layers by 25%   • Elimination of redundant roles and occupancy   optimization   Other notable items of $98M   • Acquisition and restructuring costs of $24M primarily   associated with the Charles River Development   acquisition   • $24M of expenses related to the divestiture of an   alternatives business   • Legal and related of $50M includes $42M of legal-related   expenses and $8M reduction in revenue

6   Summary of 4Q18 and FY2018 results   A Effects of the new revenue recognition standard (ASU 2014-09) increased 4Q18 Total fee revenue and Total expenses by $67M each. Relative to 4Q17, the new revenue   recognition standard contributed 3% to both Total fee revenue and expense growth, and relatively flat to 3Q18. The revenue impact was $50M in Management fees, $11M in   FX trading services, and $6M across other revenue line items. The expense impact was $11M in Transaction processing, $48M in Other expenses, and $8M across other   expense line items. B Notable items are noted on slide 5. The memo, ex-notable items listed are non-GAAP measures. Refer to the Appendix for explanations of our non-   GAAP financial measures.   4Q17 3Q18 4Q18 4Q17 3Q18 2017 2018% ∆   Revenue:   Servicing fees $1,379 $1,333 $1,286 (7)% (4)% $5,365 $5,421 1%   Management feesA 418 474 440 5 (7) 1,616 1,851 15   Foreign exchange trading servicesA 248 288 294 19 2 1,071 1,201 12   Securities finance 147 128 120 (18) (6) 606 543 (10)   Processing fees and other 38 57 149 292 161 247 289 17   Total fee revenueA 2,230 2,280 2,289 3 0 8,905 9,305 5   Net interest income 616 672 697 13 4 2,304 2,671 16   Total revenue $2,846 $2,951 $2,986 5% 1% $11,170 $11,982 7%   Total expensesA $2,131 $2,079 $2,474 16% 19% $8,269 $8,968 9%   Net income $370 $765 $439 19% (43)% $2,177 $2,599 19%   Diluted earnings per share $0.89 $1.87 $1.04 17% (44)% $5.24 $6.40 22%   Return on average common equity 6.9% 14.0% 7.5% 0.6%pts (6.5)%pts 10.6% 12.2% 1.6%pts   Pre-tax margin 25.2% 29.4% 16.9% (8.3)%pts (12.5)%pts 26.0% 25.0% (1.0)%pts   Operating leverage (YoY) (11.2%) (1.2%)   Fee operating leverage (YoY) (13.5%) (4.0%)   Memo, ex-notable items (non-GAAP) B:   Total expenses $1,998 $2,079 $2,161 8% 4% $8,003 $8,578 7%   Net income available to common shareholders $692 $709 $646 (7)% (9)% $2,382 $2,719 14%   EPS $1.84 $1.87 $1.68 (9)% (10)% $6.26 $7.22 15%   Pre-tax margin 30.4% 29.4% 27.6% (2.8)%pts (1.8)%pts 28.1% 28.3% 0.2%pts   ($M, except EPS data, or where otherwise noted)   Quarters % ∆ Full Year

7   Diluted EPS   ($)   ROE   (%)   4Q184Q17 3Q18   $0.89   $1.87   $1.04   +17%   -44%   FY2017 FY2018   $5.24   $6.40   +22%   4Q17 3Q18 4Q18   14.0%   6.9%   7.5%   +0.6%pts   -6.5%pts   FY2017 FY2018   10.6%   12.2%   +1.6%pts   Earnings and return on equity driven by NII and FX business growth, CRD   contribution, and lower taxesA   A Relative to 4Q17 and FY2017.

8   AUCA and AUMA Market indices   • (5)% and (7)% decrease from 4Q17   and 3Q18, respectively, primarily   driven by:   – Lower equity market levels   • (10)% and (11)% decrease from 4Q17   and 3Q18, respectively, reflecting:   – Lower equity market levels   – Outflows in cash and institutional,   partially offset by ETF inflows   4Q17 3Q18 4Q18   $33.1 $34.0 $31.6   -5%   -7%   4Q17 3Q18 4Q18   $ 2,511   $ 2,782 $ 2,810   -10%   -11%   A Changes to AUCA and AUM also reflect FX translation.   Refer to the Appendix included with this presentation for endnotes 1 to 12.   Lower market levels and lighter industry flows drove lower AUCA and   AUM   AUCA ($T, as of period-end)   AUM ($B, as of period-end)   (Spot as of year-end;   % YoY comparison)   % Change   2017 2018   S&P 500 19% (6)%   MSCI EAFE 22 (16)   MSCI Emerging   Markets 34 (17)   HFRI Asset   Weighted Index 7 (1)   Barclays Global   Aggregate Bond 8 (1)   Industry flows   (Cumulative full year, $B)   Total flows   2017 20183   North America4 619 140   Europe5 789 18

9   A Effects of the new revenue recognition standard (ASU 2014-09) increased 4Q18 Total fee revenue by $67M relative to 4Q17. The revenue impact was $50M in   Management fees, $11M in FX trading services, and $6M across other revenue line items. B FX translation negatively impacted Total revenue when compared to 4Q17 and   3Q18 by $26M and $14M, respectively.   Revenue: Servicing fees impacted by lower market levels and challenging   industry conditions   RevenueA,B   ($M)   4Q18 Servicing fee performance   3Q18   $1,379   4Q17   $1,286$1,333   4Q18   $2,846   $2,951 $2,986   +5%   +1%   Servicing fees of $1,286M   • Down (7)% YoY and (4)% QoQ driven by:   – Weaker equity market levels   – Challenging industry conditions including fee concessions   – Previously announced client transition   – Partially offset by new business wins and client activity   Drivers of servicing fee revenues differ based on the   nature of services provided:   • Custody and accounting services are typically more variable, in line   with asset values and flows   • Reporting, administration and middle office services are typically   more transaction volume driven   New servicing fee growth initiatives include:   • Upgrading client coverage program   – Unrelenting focus on sales force effectiveness   – Leverage CRD related conversations to propel further core   servicing fee revenues   • Strengthen pricing discipline: Implemented new pricing governance   model   Servicing fees Other   Servicing   fees   NII   Mgmt.   fees,   Markets   and Other

10   A Effects of the new revenue recognition standard (ASU 2014-09) increased 4Q18 Total fee revenue by $67M relative to 4Q17. The revenue impact was $50M in   Management fees, $11M in FX trading services, and $6M across other revenue line items. B FX translation negatively impacted Total revenue when compared to 4Q17 and   3Q18 by $26M and $14M, respectively. C FX trading services includes Brokerage & other revenue. D CRD revenue of $121M primarily attributable to processing fees and   other revenue, with the remaining $5M primarily attributable to FX trading services.   Refer to the Appendix included with this presentation for endnotes 1 to 12.   Revenue: Management fees, Markets and Other fee revenue supported   by higher FX trading momentum and CRD contribution   RevenueA,B   ($M)   4Q18 Management fees, Markets and Other revenue   performance   Mgmt. fees FX tradingC Sec. Finance   Proc. & Other Other   CRD metrics: 4Q18   ($M)   RevenueD $121   Operating expenses $39   Pre-tax income $82   STT expenses related to CRD   Amortization costs $18   Acquisition and restructuring   costs (net) $24   • New bookings of   $14M and $29M for   4Q18 and FY2018,   respectively6   • Confident in   announced revenue   and cost synergies7   Management fees, Markets and Other of $1,003M up   18% YoY and 6% QoQ   • Management fees of $440MA   – Up 5% YoY reflecting revenue recognition, partially offset by   weaker equity market levels   – Down (7)% QoQ primarily driven by weaker equity market levels   and outflows   • FX trading services of $294MA,C   – Up 19% YoY and 2% QoQ due to client volumes and volatility   • Securities finance of $120M   – Down (18)% YoY and (6)% QoQ primarily due to a decline in   assets on loan and lower spreads   • Processing fees and other of $149M   – Up YoY and QoQ reflecting ~$116M contribution from CRD$418   $2,951   $288$248   $474   $128$147   4Q17   $120   3Q18   $440   $294   4Q18   $2,846   $2,986   Servicing   fees   NII   Mgmt.   fees,   Markets   and Other   $149$57$38   $851   $947 YoY +18%   QoQ +6%   $1,003

11   Revenue: Continued NII and NIM expansion driven by higher U.S. interest   rates and disciplined liability pricing   4Q18 NII and NIM Performance   Average Assets & Deposits   ($B)   4Q17 3Q18 4Q18   Total assets $216 $221 $221   Loans and leases 24 23 24   Total investment securities 96 86 85   Total deposits 161 160 158   NII of $697M   • Up 13% YoY primarily due to higher U.S. interest rates and   disciplined liability pricing   • Up 4% QoQ mainly due to the September and December Fed hikes   and one-time benefits from hedging activities   NIM of 1.55%   • Up 17bps YoY and 7bps QoQ due to higher U.S. interest rates,   disciplined liability pricing and a smaller interest-earning asset base   NII Other revenue   RevenueA   ($M)   A NII is presented on a GAAP-basis; NIM is presented on an FTE-basis. Refer to the Addendum for reconciliations of our FTE-basis presentation.   $697$672$616   4Q17 3Q18 4Q18   $2,951   $2,846   $2,986   Servicing   fees   NII   1.38% 1.48% 1.55% YoY+17bps   QoQ   +7bps   NIM   (%)   Mgmt.   fees,   Markets   and Other

12   Modest underlying expense growth largely reflecting technology   enhancements, offset by controlled compensation costsA   ExpensesA,B   ($M)   4Q18 Financial performanceA   (Ex-notable items, and CRD & related items; Non-GAAP)   Underlying expenses of $2,104M up 5% YoY and 1%   QoQ   • Compensation and employee benefits of ~$1.1B   – Up 1% YoY primarily driven by contract services and merit   increases, partially offset by lower performance-based incentive   compensation and savings from Beacon   – Down (2)% QoQ primarily related to lower performance-based   incentive compensation and savings from Beacon   • Information systems and communications of $349M   – Up 16% YoY and 5% QoQ largely reflecting technology   infrastructure enhancements   • Transaction processing services of $214MC   – Down (2)% YoY and (9)% QoQ due to lower subcustody costs   • Occupancy of $114M   – Down (3)% YoY largely reflecting advancement of our footprint   optimization efforts   – Up 4% QoQ due to an increase in global hubs   • Other of $350MC,D   – Up 19% YoY primarily reflecting revenue recognition   – Up 17% QoQ largely due to professional fees and other   A Underlying expenses are calculated as GAAP expenses less notable items and CRD operating expenses and CRD-related intangible asset amortization. Underlying   expenses are non-GAAP measures. Refer to endnote 2 for further details. B FX translation positively impacted Total expenses when compared to 4Q17 and 3Q18 by $23M   and $10M, respectively. C Effects of the new revenue recognition standard (ASU 2014-09) increased 4Q18 Total expenses by $67M relative to 4Q17. The expense impact   was $11M in Transaction processing, $48M in Other expenses, and $8M across other expense line items. D Other includes other expenses and amortization of other   intangible assets.   $219   $301   $2,131   $2,474   $133   $1,067   $294   4Q17   $1,103   $332   $236   $2,079   $298   3Q18   $313   57   $1,077   $349   $214   4Q18   $350   $110$117   Comp. & ben. Info. sys. Tran. processing Occupancy   $114   OtherD Notable items CRD & related   $1,998 $2,079   $2,104   YoY +5%   QoQ +1%

13   Active expense management kept 2H18 underlying expenses flat to 1H18A   Expense Notable items CRD Related   1H18 to 2H18 expensesA   ($M)   Actively managed expenses in 2H18A   (Ex-notable items, and CRD & related items; Non-GAAP)   2H17   $4,415   $3,986 $4,190   1H18   $313   $4,183   2H18   $4,152   $4,553$77   $148   $166 77 $313NotablesB   - 148 -   Seasonal   Deferred IC   $3,986 $4,190 $4,183   Expenses   ex items   (non-GAAP)A   - - $57   CRD &   RelatedC   $166   A 2H18 underlying expenses were flat to 1H18 underlying expenses excluding seasonal deferred incentive compensation for retirement-eligible employees of $148M.   Underlying expenses are calculated as GAAP expenses less notable items and CRD operating expenses and CRD-related intangible asset amortization. This is a non-   GAAP measure. Refer to endnote 2 for further details on underlying expenses. B Additional details on notable items are referenced on slide 5. C $57M in 2H18 include CRD   operating expenses of $39M and CRD-related intangible asset amortization of $18M.   Flat   ex CRD,   notables &   seasonal   ICA   $57   Seasonal   deferred IC   Disciplined expense management to keep underlying   expenses flat to 1H18 in light of the current revenue   environment while also maintaining business   investments   • Beacon savings expanded, resulting in 2018 net saves of $245M   (vs original $150M target) through footprint optimization and the   deployment of technology to improve process efficiencies   • Tactical cost savings initiatives building on our Beacon success   created additional total savings of ~$70M in 2H18:   – Contractor vendor management savings   – Renegotiation of sub-custodian spend   – Further management of discretionary spend, including T&E   – Initial management delayering   • Investment spending recalibrated to the current revenue   environment

14   New expense savings program expected to generate productivity   savings of ~$350M in 2019   4Q18 repositioning costs   $223M   Occupancy   Compensation   and employee   benefits   2019 resource discipline benefitsA   2019 process re-engineering and automation benefitsA   • Reducing senior managers by 15% through management delayering   and aligning global organization   • Rollout of rigorous performance management system   • Vendor management with initial focus on subcustody and   professional services   • Real estate footprint optimization; increasing occupancy rates   • Reducing workforce by 6%, or 1,500 employees, in high cost   locations as we take advantage of automation and standardize   globalized processes   - Limit regional or client operating differences, reducing the number   of manual and bespoke activities   - Standardize processes and products, eliminating redundant   activities   • Streamline three operational hubs and two joint ventures   • Move to common platforms, retire legacy applications   Total expected savings of ~$160M   Total expected savings of ~$190M   Spans & layers; senior   management compression   • Structurally compress the   senior management   pyramid by ~15%   • Improve spans and reduce   layers by 25%, creating a   more agile organization   Redundancy of roles and   occupancy optimization   • Reduce real estate footprint   • Eliminate redundant roles   across the workforce   25   198   4Q18 repositioning   costs   Expect 12-15 month payback   from 4Q18 repositioning costs   A Expected 2019 savings from resource discipline and process re-engineering & automation are expected to be generated from current and prior period actions, partially   including the 4Q18 repositioning costs of $223M (for which a portion of the payback expected in 2019 is reflected in our expected 2019 productivity savings of ~$350M).

15   Investment portfolio & capital ratios   Quarter-End Capital Ratios   (%, Fully phased-in as of period-end)   Refer to the Appendix included with this presentation for endnotes 1 to 12.   Capital Ratios8,9,10,11   • Expect to resume common stock repurchases in January   and intend to repurchase up to $600M through June 30,   2019 under previously announced program   • Lower quarter-end capital ratios in 4Q18 reflect the   October 1, 2018 closing of Charles River Development   • Better positioned for CCAR 2019 and increased capital   distribution12   12.0%   6.4%   7.2%   12.1%   2Q18   11.6%   4Q17   6.9%   6.0%   10.8%   14.1%   12.1%   1Q18   7.1%   6.2%   11.3%   3Q18   12.4%   6.3%   8.1%   7.1%   13.0%   7.2%   11.5%   4Q18   Tier 1 Leverage SLR Standardized CET1 Advanced CET1   Investment Portfolio Highlights   ($B, book value as of quarter-end)   • Rebalancing of investment portfolio during 4Q18 ahead of   CCAR to better position the balance sheet for upcoming   stress tests   • 4Q18 activity included ~10% portfolio turnover with minimal   expected impact to future NII   HTM %   Portfolio Metrics:   Duration   42% 47% 48%   2.7 3.3 3.1   4Q18   $87.4   $97.5   3Q184Q17   $87.2   39%   61%   19%   81%   24%   76%   Non-HQLA   HQLA

16   FY2019 Outlook   Targeting 4% productivity savings resulting in ~1% underlying expense reductionA   Market and operating environment   Expense management   ($M)   Capital return   • Targeting total payout greater than 80%C   A Underlying expenses are calculated as GAAP expenses, which includes seasonal deferred incentive compensation for retirement-eligible employees, less notable items   and CRD operating expenses and CRD-related intangible asset amortization. Underlying expenses are non-GAAP measures. Refer to endnote 2 for further details. B FY2018   GAAP expense of $8,968M include notable items of $390M and CRD & related expenses including CRD operating expense of $39M and CRD intangible asset amortization   costs of $18M. Excluding this, underlying expenses would be $8,521M. Underlying expenses are non-GAAP measures. Refer to the Appendix for explanations of our non-   GAAP financial measures. C Payouts calculated over CCAR cycles. CCAR cycles run from mid-year to mid-year. Refer to endnote 12 included in the Appendix of this   presentation for additional details.   Resource   Discipline   (Headcount   Oriented)   2018   Underlying   Expense   Resource   Discipline   (Non   Headcount   Oriented)   Process Re-   engineering &   Automations   Business   Investments   & Inflationary   Costs   Technology   Infrastructure   2019   Underlying   Expense   Target   $8,521   ~(1.0)%   ~(1.0)%   ~(2.0)% ~1.5%   ~1.5%   CRD   Expense   Targeting ~1% reduction   in FY2019 underlying expensesB   ~(4)% productivity saves ~3% investments   • Resource discipline expected to reduce   expenses by ~$160M   • Process re-engineering & automation expected   to reduce expenses by ~$190M   • Technology infrastructure related mainly to   upgrades and continued modernization   B   • Slowing global growth   • Market forward interest rates, including 0-1 Fed Fund hikes in 2019   • Modest 5% growth in equity markets off of a low year-end 2018   • Light flows and muted client activity

17   Summary   FY2018 results moderated in 2H18 in light of weaker markets and industry conditions   • EPS growth of 22% and ROE improvement of 1.6%pts to 12.2%   • Record new servicing business wins of ~$1.9T1   • Pre-tax margin of 25%, or 28% excluding notable itemsA   • Acquired CRD, positioning State Street as a leading provider of investment software, and enables the industry’s first   ever front-to-back office servicing solutionB   • 4Q18 charge of $223M positions us for a lower underlying expense base in 2019D   All comparisons are to prior year periods unless noted otherwise   A Notable items are noted on slide 5. Metrics excluding notable items are non-GAAP measures. Refer to the Appendix for explanations of our non-GAAP financial measures.   B Offered by a single provider. C CET1 ratio based on standardized approach. D Underlying expenses are calculated as GAAP expenses less notable items and CRD   operating expenses and CRD-related intangible asset amortization. Underlying expenses are non-GAAP measures. Refer to endnote 2 for further details.   Refer to the Appendix included with this presentation for endnotes 1 to 12.   Reinitiating capital returns and aggressively managing expenses in 2019   • Common stock repurchase program expected to resume in January and to repurchase up to $600M through 2Q19   • Better positioned for 2019 CCAR cycle with robust capital levels including a 11.5% CET1 ratio and 7.2% Tier 1   Leverage ratio at quarter-end, and a rebalanced investment portfolioC   • Targeting $350M productivity savings resulting in a net ~1% underlying expense reductionD

18   Appendix   FY2018 fee revenue, NII and expenses 19   Medium-term financial targets 20   Endnotes 21   Forward-looking statements 22   Non-GAAP measures 23   Definitions 24

19   FY2018 fee revenue, NII and expenses   Fee RevenueA NII & NIMD ExpensesA   1,071 1,201   1,616 1,851   5,365   5,421   289247   20182017   Servicing fees   Management fees   Trading services   Securities finance   revenue   Processing fees   and other   8,905   9,305   +5%   2,304   2,671   1.29   1.47   1,400   2,200   1,000   1,800   2,600   2,800   0.80   1.80   1.20   1.00   1.40   1.60   20182017   NII +16%   NIM +18bps   NIM%   Other relevant metrics (Non-GAAP): YoY ∆   Fee revenue ex   notables ($M)B $8,867 $9,313 5%   Fee revenue ex   notables and   CRD ($M)B,C   $8,867 $9,192 4%   YoY   % ∆   1%   15%   12%   (10)%   17%   543606 1,143 1,402   838 938   1,167 1,324   4,394   4,780   266   2017   Comp and   Benefits   24   2018   Occupancy   Transaction   Proc Services   Info Sys   and Comm   Acq and   restructuring   Other   8,968   8,269   +9%   Other relevant metrics (Non-GAAP): YoY ∆   Expenses ex   notables ($M)B $8,003 $8,578 7%   Expenses ex   notables and   CRD ($M)B,C   $8,003 $8,521 7%   500461   YoY   % ∆   9%   14%   12%   9%   nm   23%   A Effects of the new revenue recognition standard (ASU 2014-09) increased FY2018 Total fee revenue and Total expenses by $272M each. Relative to FY2017, the new revenue   recognition standard contributed 3% to Total fee revenue and expense growth. The revenue impact was $190M in Management fees, $58M in FX trading services, and $24M   across other revenue line items. The expense impact was $59M in Transaction processing, $183M in Other expenses, and $30M across other expense line items. B Additional   details on notable items can be found in the 4Q18 Addendum. Metrics excluding notable items are non-GAAP measures. Refer to the Appendix for explanations of our non-GAAP   financial measures. C FY2018 CRD & related expenses were $57M, including $39M of CRD operating expenses and $18M of CRD intangible asset amortization costs. D NII is   presented on a GAAP-basis; NIM is presented on an FTE-basis. Please refer to the Addendum for reconciliations of our FTE-basis presentation.   Revenue recognition worth ~$272M, or 3%   of Total fee revenue growth   Revenue recognition worth ~$272M, or 3%   of Total expense growth

20   Medium-term financial targetsA   A Financial targets to be met within a three-year time horizon ending 2021. Financial targets do not reflect items outside of the normal course of business. Revenue and   EPS growth targets stated on a YoY basis. Pre-tax margin stated relative to 2018. B Payouts calculated over CCAR cycles. CCAR cycles run from mid-year to mid-year.   Refer to endnote 12 included in the Appendix of this presentation for additional details.   Revenue growth   Pre-tax margin   EPS growth   Our strategic priorities will deliver growth,   drive innovation and enhance shareholder value   Capital return   ROE   4–5% with CRD   Further improve by an additional 2%pts   10–15%   Targeting total payout greater than or equal to 80%B   12–15%

21   1 New asset servicing mandates and servicing assets remaining to be installed in future periods exclude new business which has been contracted, but for which the client has not yet provided permission   to publicly disclose and the new business is not yet installed. These excluded assets, which from time to time may be significant, will be included in new asset servicing mandates and reflected in   servicing assets remaining to be installed in the period in which the client provides its permission. Newly announced servicing asset mandates for 1Q18 include a significant amount of assets contracted   in 4Q17 for which we received client consent to disclose in 1Q18. Servicing mandates and servicing assets remaining to be installed in future periods are presented on a gross basis; therefore, also do   not include the impact of clients who have notified us during the period of their intent to terminate or reduce their relationship with State Street, which from time to time may be significant. New business   in assets to be serviced is reflected in our AUCA after we begin servicing the assets, and new business in assets to be managed is reflected in our AUM after we begin managing the assets. As such,   only a portion of any new asset servicing and asset management mandates may be reflected in our AUCA and AUM as of December 31, 2018.   2 Underlying expenses exclude notable items, CRD operating expenses and CRD-related intangible asset amortization. Underlying expenses are non-GAAP measures. 3Q17 GAAP expenses of $2,021M   included notable items of $33M related to acquisition and restructuring costs. Excluding these items, 3Q17 underlying expenses were $1,988M. 4Q17 GAAP expenses of $2,131M included notable items   of $133M related to acquisition and restructuring costs. Excluding these items, 4Q17 underlying expenses were $1,998M. 1Q18 GAAP and underlying expenses of $2,256M included seasonal deferred   incentive compensation for retirement-eligible employees of $148M. 1Q18 underlying expenses excluding these effects were $2,108M. 2Q18 GAAP expenses of $2,159M included $77M of notable items   related to repositioning charges. Excluding these items, 2Q18 underlying expenses were $2,082M. 3Q18 GAAP and underlying expenses were $2,079M. 4Q18 GAAP expenses of $2,474M included   notable items of $313M (consisting of $223M of repositioning charges, $24M of acquisition and restructuring charges, $24M of expenses related to a business exit, and $42M of legal and related   expenses) and CRD-related expense of $57M (consisting of $39M of operating expenses and $18M of intangible asset amortization). Excluding these items, 4Q18 underlying expenses were $2,104M.   1H18 underlying expenses further excluding for the seasonal effects noted above were therefore $4,190M, relative to 2H18 underlying expenses of $4,183M. Refer to slide 23 for further information on   our non-GAAP financial measures.   3 FY 2018 represents the rolling twelve month period from December 2017 through November 2018, the last date for which information is available.   4 Industry data is provided for illustrative purposes only and is not intended to reflect the Company's or its clients' activity. Source: Investment Company Institute. Investment Company Institute (ICI) data   includes funds not registered under the Investment Company Act of 1940. Mutual fund data represents estimates of net new cash flow, which is new sales minus redemptions combined with net   exchanges, while exchange-traded fund (ETF) data represents net issuance, which is gross issuance less gross redemptions. Data for mutual funds that invest primarily in other mutual funds and ETFs   that invest primarily in other ETFs were excluded from the series. ICI classifies mutual funds and ETFs based on language in the fund prospectus. The long term fund flows reported by ICI are composed   of North America Market flows mainly in Equities, Hybrids and Fixed Income Asset Classes.   5 Industry data is provided for illustrative purposes only and is not intended to reflect State Street’s or its clients' activity. Source: © Copyright 2018, Broadridge Financial Solutions, Inc. Funds of funds   have been excluded from Broadridge data (to avoid double counting). Therefore a market total is the sum of all the investment categories excluding the three funds of funds categories (inhouse, ex-   house and hedge). ETFs are included in Broadridge’s database on mutual funds, but this excludes exchange-traded commodity products that are not mutual funds. The long term fund flows reported by   Broadridge are composed of EMEA Market flows mainly in Equities, Fixed Income, and Multi Asset Classes.   6 New bookings represent annual contract value (ACV) bookings, which are defined as signed annual recurring revenue contracts.   7 Revenue synergies of $75-85M mainly represent opportunities to enhance the distribution of State Street products and capabilities to Charles River Development clients, cross sell Charles River   Development into State Street client base, expand share of wallet across our combined client base, bundle services to clients seeking an integrated experience and expand combined and integrated   capabilities into new client segments. Cost synergies of ~$55-65M are net of expenses and cost to achieve, excluding restructuring charges, on a pre-tax basis.   8 Unless otherwise noted, all capital ratios referenced on this slide and elsewhere in this presentation refer to State Street Corporation, or State Street, and not State Street Bank and Trust Company, or   State Street Bank. The lower of capital ratios calculated under the Basel III advanced approaches and under the Basel III standardized approach are applied in the assessment of our capital adequacy   for regulatory purposes. Refer to the Addendum included with this presentation for a further description of these ratios and for reconciliations applicable to State Street’s fully phased-in Basel III ratios.   December 31, 2018 capital ratios are presented as of quarter-end and are preliminary estimates.   9 The advanced approach-based ratios (actual and estimated) included in this presentation reflect calculations and determinations with respect to our capital and related matters, based on State Street and   external data, quantitative formulae, statistical models, historical correlations and assumptions, collectively referred to as “advanced systems.” Refer to the Addendum included with this presentation for a   description of the advanced approaches and a discussion of related risks. Effective January 1, 2018, the applicable final rules are in effect and the ratios presented are calculated based on fully phased-   in CET1, Tier 1 and total capital numbers.   10 Estimated pro-forma fully phased-in ratios as of December 31, 2017 reflect capital and total risk-weighted assets calculated under the Basel III final rule. Refer to the Addendum included with this   presentation for reconciliations of these estimated pro-forma fully phased-in ratios to our capital ratios calculated under the then applicable regulatory requirements. Effective January 1, 2018, the   applicable final rules are in effect and the ratios presented are calculated based on fully phased-in CET1, Tier 1 and total capital numbers.   11 Estimated pro-forma fully phased-in SLRs as of December 31, 2017 (fully phased-in as of January 1, 2018, as per the phase-in requirements of the SLR final rule) are preliminary estimates as calculated   under the SLR final rule. Refer to the Addendum included with this presentation for reconciliations of these estimated pro-forma fully phased-in SLRs to our SLRs under the then applicable regulatory   requirements. Effective January 1, 2018, the applicable final rules are in effect and the ratios presented are calculated based on fully phased-in CET1, Tier 1 and total capital numbers.   12 Subject to regulatory approval, including on the basis of annual CCAR process conducted by the Board of Governors of the Federal Reserve System. CCAR cycles run from mid-year to mid-year.   Endnotes

22   Forward-looking statements   This presentation (and the conference call referenced herein) contains forward-looking statements within the meaning of United States securities laws, including statements about our goals and expectations regarding our business, financial and   capital condition, results of operations, strategies, the financial and market outlook, dividend and stock purchase programs, governmental and regulatory initiatives and developments, and the business environment. Forward-looking statements are   often, but not always, identified by such forward-looking terminology as “outlook,” “vision,” “expect,” "priority," “objective,” “intend,” “plan,” “forecast,” “believe,” “anticipate,” “estimate,” “seek,” “may,” “will,” “trend,” “target,” “strategy” and “goal,” or   similar statements or variations of such terms. These statements are not guarantees of future performance, are inherently uncertain, are based on current assumptions that are difficult to predict and involve a number of risks and uncertainties.   Therefore, actual outcomes and results may differ materially from what is expressed in those statements, and those statements should not be relied upon as representing our expectations or beliefs as of any date subsequent to January 18, 2019.   Important factors that may affect future results and outcomes include, but are not limited to: the financial strength of the counterparties with which we or our clients do business and to which we have investment, credit or financial exposures as a   result of our acting as agent for our clients, including as asset manager; increases in the volatility of, or declines in the level of, our NII, changes in the composition or valuation of the assets recorded in our consolidated statement of condition (and   our ability to measure the fair value of investment securities) and changes in the manner in which we fund those assets; the liquidity of the U.S. and international securities markets, particularly the markets for fixed-income securities and inter-bank   credits; the liquidity of the assets on our balance sheet and changes or volatility in the sources of such funding, particularly the deposits of our clients; and demands upon our liquidity, including the liquidity demands and requirements of our clients;   the level and volatility of interest rates, the valuation of the U.S. dollar relative to other currencies in which we record revenue or accrue expenses and the performance and volatility of securities, credit, currency and other markets in the U.S. and   internationally; and the impact of monetary and fiscal policy in the U.S. and internationally on prevailing rates of interest and currency exchange rates in the markets in which we provide services to our clients; the credit quality, credit-agency ratings   and fair values of the securities in our investment securities portfolio, a deterioration or downgrade of which could lead to other-than-temporary impairment of such securities and the recognition of an impairment loss in our consolidated statement   of income; our ability to attract deposits and other low-cost, short-term funding; our ability to manage the level and pricing of such deposits and the relative portion of our deposits that are determined to be operational under regulatory guidelines;   and our ability to deploy deposits in a profitable manner consistent with our liquidity needs, regulatory requirements and risk profile; the manner and timing with which the Federal Reserve and other U.S. and foreign regulators implement or   reevaluate the regulatory framework applicable to our operations (as well as changes to that framework), including implementation or modification of the Dodd-Frank Act and related stress testing and resolution planning requirements,   implementation of international standards applicable to financial institutions, such as those proposed by the Basel Committee and European legislation (such as the AIFMD, UCITS, the Money Market Funds Regulation and MiFID II / MiFIR); among   other consequences, these regulatory changes impact the levels of regulatory capital and liquidity we must maintain, acceptable levels of credit exposure to third parties, margin requirements applicable to derivatives, restrictions on banking and   financial activities and the manner in which we structure and implement our global operations and servicing relationships. In addition, our regulatory posture and related expenses have been and will continue to be affected by changes in regulatory   expectations for global systemically important financial institutions applicable to, among other things, risk management, liquidity and capital planning, resolution planning, compliance programs, and changes in governmental enforcement   approaches to perceived failures to comply with regulatory or legal obligations; adverse changes in the regulatory ratios that we are, or will be, required to meet, whether arising under the Dodd-Frank Act or implementation of international   standards applicable to financial institutions, such as those proposed by the Basel Committee, or due to changes in regulatory positions, practices or regulations in jurisdictions in which we engage in banking activities, including changes in internal   or external data, formulae, models, assumptions or other advanced systems used in the calculation of our capital or liquidity ratios that cause changes in those ratios as they are measured from period-to-period; requirements to obtain the prior   approval or non-objection of the Federal Reserve or other U.S. and non-U.S. regulators for the use, allocation or distribution of our capital or other specific capital actions or corporate activities, including, without limitation, acquisitions, investments   in subsidiaries, dividends and stock purchases, without which our growth plans, distributions to shareholders, share repurchase programs or other capital or corporate initiatives may be restricted; changes in law or regulation, or the enforcement of   law or regulation, that may adversely affect our business activities or those of our clients or our counterparties, and the products or services that we sell, including additional or increased taxes or assessments thereon, capital adequacy   requirements, margin requirements and changes that expose us to risks related to the adequacy of our controls or compliance programs; economic or financial market disruptions in the U.S. or internationally, including those which may result from   recessions or political instability; for example, the U.K.'s decision to exit from the European Union may continue to disrupt financial markets or economic growth in Europe or potential changes in trade policy and bi-lateral and multi-lateral trade   agreements proposed by the U.S.; our ability to create cost efficiencies through changes in our operational processes and to further digitize our processes and interfaces with our clients, any failure of which, in whole or in part, may among other   things, reduce our competitive position, diminish the cost-effectiveness of our systems and processes or provide an insufficient return on our associated investment; our ability to promote a strong culture of risk management, operating controls,   compliance oversight, ethical behavior and governance that meets our expectations and those of our clients and our regulators, and the financial, regulatory, reputation and other consequences of our failure to meet such expectations; the impact   on our compliance and controls enhancement programs associated with the appointment of a monitor under the deferred prosecution agreement with the DOJ and compliance consultant appointed under a settlement with the SEC, including the   potential for such monitor and compliance consultant to require changes to our programs or to identify other issues that require substantial expenditures, changes in our operations, or payments to clients or reporting to U.S. authorities; the results   of our review of our billing practices, including additional findings or amounts we may be required to reimburse clients, as well as potential consequences of such review, including damage to our client relationships or our reputation and adverse   actions by governmental authorities; the results of, and costs associated with, governmental or regulatory inquiries and investigations, litigation and similar claims, disputes, or civil or criminal proceedings; changes or potential changes in the   amount of compensation we receive from clients for our services, and the mix of services provided by us that clients choose; the large institutional clients on which we focus are often able to exert considerable market influence and have diverse   investment activities, and this, combined with strong competitive market forces, subjects us to significant pressure to reduce the fees we charge, to potentially significant changes in our AUCA or our AUM in the event of the acquisition or loss of a   client, in whole or in part, and to potentially significant changes in our fee revenue in the event a client re-balances or changes its investment approach or otherwise re-directs assets to lower- or higher-fee asset classes; the potential for losses   arising from our investments in sponsored investment funds; the possibility that our clients will incur substantial losses in investment pools for which we act as agent, the possibility of significant reductions in the liquidity or valuation of assets   underlying those pools and the potential that clients will seek to hold us liable for such losses; the possibility that our clients or regulators will assert claims that our fees with respect to such investment products are not appropriate or consistent with   our fiduciary responsibilities; our ability to anticipate and manage the level and timing of redemptions and withdrawals from our collateral pools and other collective investment products; the credit agency ratings of our debt and depositary   obligations and investor and client perceptions of our financial strength; adverse publicity, whether specific to State Street or regarding other industry participants or industry-wide factors, or other reputational harm; our ability to control operational   risks, data security breach risks and outsourcing risks, our ability to protect our intellectual property rights, the possibility of errors in the quantitative models we use to manage our business, and the possibility that our controls will prove insufficient,   fail or be circumvented; our ability to expand our use of technology to enhance the efficiency, accuracy and reliability of our operations and our dependencies on information technology and our ability to control related risks, including cyber-crime   and other threats to our information technology infrastructure and systems (including those of our third-party service providers) and their effective operation both independently and with external systems, and complexities and costs of protecting the   security of such systems and data; changes or potential changes to the competitive environment, including changes due to regulatory and technological changes, the effects of industry consolidation and perceptions of State Street as a suitable   service provider or counterparty; our ability to complete acquisitions, joint ventures and divestitures, and our the ability to obtain regulatory approvals, the ability to arrange financing as required and the ability to satisfy closing conditions; the risks   that our acquired businesses, including our acquisition of Charles River Development, and joint ventures will not achieve their anticipated financial, operational and product innovation benefits or will not be integrated successfully, or that the   integration will take longer than anticipated; that expected synergies will not be achieved or unexpected negative synergies or liabilities will be experienced; that client and deposit retention goals will not be met; that other regulatory or operational   challenges will be experienced; and that disruptions from the transaction will harm our relationships with our clients, our employees or regulators; our ability to integrate Charles River Development's front office systems with our middle and back   office capabilities to offer an front to back office system that is competitive and meets our clients requirements; our ability to recognize evolving needs of our clients and to develop products that are responsive to such trends and profitable to us; the   performance of and demand for the products and services we offer; and the potential for new products and services to impose additional costs on us and expose us to increased operational risk; our ability to grow revenue, manage expenses,   attract and retain highly skilled people and raise the capital necessary to achieve our business goals and comply with regulatory requirements and expectations; changes in accounting standards and practices; and the impact of the U.S. tax   legislation enacted in 2017, and changes in tax legislation and in the interpretation of existing tax laws by U.S. and non-U.S. tax authorities that affect the amount of taxes due.   Other important factors that could cause actual results to differ materially from those indicated by any forward-looking statements are set forth in our 2017 Annual Report on Form 10-K and our subsequent SEC filings. We encourage investors to   read these filings, particularly the sections on risk factors, for additional information with respect to any forward-looking statements and prior to making any investment decision. The forward-looking statements contained in this presentation (and the   conference call referenced herein) should not be relied on as representing our expectations or beliefs as of any time subsequent to the time this presentation is first furnished to the SEC on a Current Report on Form 8-K, and we do not undertake   efforts to revise those forward-looking statements to reflect events after that time.

23   Non-GAAP measures   In addition to presenting State Street's financial results in conformity with U.S. generally accepted accounting principles, or GAAP, management also presents   certain financial information on a basis that excludes or adjusts one or more items from GAAP. This latter basis is a non-GAAP presentation. In general, our non-   GAAP financial results adjust selected GAAP-basis financial results to exclude the impact of revenue and expenses outside of State Street’s normal course of   business or other notable items, such as acquisition and restructuring charges, repositioning charges and gains/losses on sales. Management believes that this   presentation of financial information facilitates an investor's further understanding and analysis of State Street's financial performance and trends with respect to   State Street’s business operations from period-to-period, including providing additional insight into our underlying margin and profitability. In addition, Management   may also provide additional non-GAAP measures. For example, we present capital ratios, calculated under regulatory standards scheduled to be effective in the   future or other standards, that management uses in evaluating State Street’s business and activities and believes may similarly be useful to investors. Additionally,   we may present revenue and expense measures on a constant currency basis to identify the significance of changes in foreign currency exchange rates (which   often are variable) in period-to-period comparisons. This presentation represents the effects of applying prior period weighted average foreign currency exchange   rates to current period results.   Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in conformity with GAAP.   Refer to the Addendum for reconciliations of our non-GAAP financial information. To access the Addendum go to http://investors.statestreet.com and click on   “Filings & Reports – Quarterly Earnings”.

24   Definitions   AUCA Assets under custody and administration   AUM Assets under management   Bps Basis points, with one basis point representing one hundredth of one percent   CCAR Comprehensive Capital Analysis and Review   CET1 Common equity tier 1 ratio   CRD Charles River Development   Diluted earnings per share (EPS) Net income available to common shareholders divided by diluted average common shares outstanding for the noted period   ETF Exchange-traded fund   Fee operating leverage Rate of growth of total fee revenue less the rate of growth of expenses, relative to the successive prior year period, as applicable   FX Foreign exchange   FY Full year   GAAP Generally accepted accounting principles in the United States   HTM Held-to-maturity   HQLA High quality liquid assets   Medium-term targets Financial targets defined as targets to be met by year-end 2021   Net interest income (NII) Income earned on interest bearing assets less interest paid on interest bearing liabilities. Net interest income was disclosed as net interest revenue prior to 1Q17   Net interest margin (NIM) Net interest income divided by average interest-earning assets   nm Not meaningful   Operating leverage Rate of growth of total revenue less the rate of growth of total expenses, relative to the successive prior year period, as applicable   Payout ratio Total payout ratio is equal to common stock dividends and common stock purchases as a percentage of net income available to common shareholders   Pre-tax operating margin Income before income tax expense divided by total revenue   %Pts Percentage points is the difference from one percentage value subtracted from another   Quarter-over-quarter (QoQ) Sequential quarter comparison   Return on equity (ROE) Net income less dividends on preferred stock divided by average common equity   Year-over-year (YoY) Current period compared to the same period a year ago   Year-to-date (YTD) The cumulative amount of time within a fiscal year up to the end of the quarter indicated (i.e., 4Q18YTD is equivalent to the twelve months ended December 31, 2018)